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                                                            Exhibit 10(i)(1.2)

                           AMENDMENT AND WAIVER TO THE
                                CREDIT AGREEMENT

                                                     Dated as of March 19, 2004

         AMENDMENT AND WAIVER (this "Amendment") TO THE THIRD AMENDMENT AND RESTATEMENT OF THE CREDIT AGREEMENT (the "Credit Agreement") among CINCINNATI BELL INC. (f/k/a Broadwing Inc.), an Ohio corporation ("CBI"), and BCSI INC. (f/k/a Broadwing Communications Services Inc.), a Delaware corporation ("BCSI", and together with CBI, each a "Borrower" and collectively the "Borrowers"), the banks, financial institutions and other institutional lenders parties thereto (the "Lenders"), BANK OF AMERICA, N.A., as syndication agent, CITICORP USA, INC., as administrative agent (the "Administrative Agent"), and the other agents party thereto.

         PRELIMINARY STATEMENTS:

         (1) Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

         (2) CBI has determined that CBI's Annual Report on Form 10-K for the fiscal year ended December 31, 2003, will contain a restatement (the "Restatement") of its Consolidated financial statements for the fiscal years ended December 31, 2000, December 31, 2001 and December 31, 2002 (such annual financial statements and the quarterly financial statements for the fiscal quarters ending March 31, 2000, through September 30, 2003, collectively being referred to herein as the "Prior Financial Statements") to reflect revised accounting for a long-term broadband network construction contract to build a 1,774-mile fiber route system entered into in June 2000 (the "Construction Contract"). The Restatement and the related adjustments to the quarterly Prior Financial Statements will reflect (and be limited to) adjustments (the "Accounting Adjustments") related to the manner that the Construction Contract was recorded related to the timing of revenue recognition resulting from the inappropriate inclusion of certain costs that had not been fully incurred and use of estimates regarding the extent to which the construction contract had been completed, and other matters relating thereto, the effect of which will be substantially as follows: revenue for the year-to-date period ended September 30, 2003 will remain the same as previously reported, cost of services and products will decrease by approximately $51 million and net income will increase by approximately $51 million; revenue and cost of services and products will be substantially unchanged in 2002 and net loss will increase by approximately $18 million due to an increase in income tax expense; revenue for 2001 will decrease by approximately $31 million, cost of services and products for 2001 will increase by approximately $15 million, and net loss for 2001 will increase by approximately $30 million; and revenue for 2000 will decrease by approximately $23 million, cost of services and products for 2000 will decrease by approximately $18 million, and net loss for 2000 will increase by approximately $3 million. The Accounting Adjustments will be reflected in the appropriate quarterly periods beginning with the fiscal quarter ending on March 31, 2000, and ending with the fiscal quarter ending September 30, 2003. CBI believes that there will be no cumulative change to net income over the reporting period as a result of the Restatement and the related adjustments to the quarterly Prior Financial Statements.


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                                                                              2

         (3) In connection with the Restatement, the Borrowers have requested that the Lenders waive and amend certain provisions of the Credit Agreement, as set forth below.

         (4) The Lenders are willing to effect such waivers and amendments on the terms and subject to the conditions set forth in this Amendment.

         SECTION 1. Amendment and Waiver to the Credit Agreement. Effective as of the Amendment Effective Date (as defined below) and subject to the satisfaction of the conditions precedent set forth in Section 2:

         (a) the Lenders hereby for all purposes of the Loan Documents:

                  (i) waive any failure to satisfy any condition under Section
         3.02 of the Credit Agreement solely to the extent such failure was or is due to any Prior Financial Statement not presenting fairly the financial condition or results of operations of CBI and its Subsidiaries (including BRCOM and its Subsidiaries) or not having been prepared in accordance with GAAP, in each case solely by reason of the failure of the Prior Financial Statements to include the Accounting Adjustments,

                  (ii) waive any Event of Default pursuant to Section 7.01(b) of the Credit Agreement with respect to any breach of any representation or warranty set forth in Section 4.01(g) or (j) or made or deemed made in connection with the delivery of any certificate or financial statement under Section 5.03 solely to the extent such breach was or is due to any Prior Financial Statement not presenting fairly the financial condition or results of operations of CBI and its Subsidiaries (including BRCOM and its Subsidiaries) or not having been prepared in accordance with GAAP, in each case solely by reason of the failure of the Prior Financial Statements to include the Accounting Adjustments,

                  (iii) waive any Event of Default pursuant to Section 7.01(e) of the Credit Agreement with respect to (A) any default or event of default under the Junior Notes Indenture solely to the extent arising in connection with the failure of the Prior Financial Statements to include the Accounting Adjustments, or in connection with any default or event of default in respect of any other Debt due to such failure, to the extent that the requisite holders of the Junior Notes waive such default or event of default under the Junior Notes Indenture on or before the Amendment Effective Date and (B) any default or event of default under any other Debt of CBI or any of its Subsidiaries, arising in connection with the failure of the Prior Financial Statements to include the Accounting Adjustments, or in connection with any default or event of default in respect of any other Debt due to such failure, to the extent such default or event of default is waived or cured effective upon the effectiveness of this Amendment, and

                  (iv) waive any Event of Default pursuant to Section 7.01(o) of the Credit Agreement with respect to any event of default prior to the date hereof under the Junior Notes Indenture solely to the extent arising in connection with


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                                                                             3

         the failure of the Prior Financial Statements to include the Accounting Adjustments, or in connection with any default or event of default in respect of any other Debt due to such failure, to the extent that the requisite holders of the Junior Notes waive such event of default under the Junior Notes Indenture on or before the Amendment Effective Date.

         (b) Section 4.01(g) is amended and restated, effective as of the later to occur of the Amendment Effective Date and the date on which CBI's Annual Report on Form 10-K is filed with the Securities and Exchange Commission, in its entirety to read as follows:

                  "(g) The Consolidated balance sheets of CBI and its Subsidiaries (including BRCOM and its Subsidiaries) as at December 31, 2002, and the related Consolidated and consolidating, if any, statements of income and Consolidated statement of cash flows of CBI and its Subsidiaries (including BRCOM and its Subsidiaries) for the fiscal year then ended, accompanied by an unqualified opinion of PWC independent public accountants, and the Consolidated and consolidating, if any, balance sheets of CBI and its Subsidiaries (including BRCOM and its Subsidiaries) as at June 30, 2003, and the related Consolidated and consolidating statements of income and Consolidated statement of cash flows of CBI and its Subsidiaries (including BRCOM and its Subsidiaries) for the six months then ended, duly certified by the Chief Financial Officer of CBI, copies of which have been furnished to each Lender Party, after giving effect to the Restatement and the Accounting Adjustments (each as defined and described in the Amendment and Waiver of this Agreement dated as of March 19, 2004), fairly present the Consolidated and consolidating financial condition of CBI and its Subsidiaries (including BRCOM and its Subsidiaries) as at such dates and the Consolidated and consolidating results of operations of CBI and its Subsidiaries (including BRCOM and its Subsidiaries) for the periods ended on such dates, all in accordance with generally accepted accounting principles applied on a consistent basis, and since December 31, 2002, there has been no Material Adverse Change;"

         SECTION 2. Conditions of Effectiveness. This Amendment shall become effective on the date (the "Amendment Effective Date") when the Administrative Agent (or its counsel) shall have received counterparts of this Amendment executed by the undersigned and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Amendment, and when, and only when, each of the following conditions precedent shall have been satisfied:

                  (a) The representations and warranties set forth in each of the Loan Documents shall be correct in all material respects on and as of the Amendment Effective Date, after giving effect to this Amendment, as though made on and as of such date (except for any such representation and warranty that, by its terms, refers to a specific date other than the Amendment Effective Date, in which case as of such specific date,


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                                                                             4

         and except to the extent any breach of such representation and warranty is waived under Section 1(a) above).

                  (b) After giving effect to this Amendment, no event shall have occurred and be continuing that constitutes a Default or Event of Default.

                  (c) The Borrowers shall have paid to each Lender that has delivered an executed signature page to this Amendment no later than 2:00 p.m. on Friday, March 19, 2004, an amendment fee equal to 0.05% of the aggregate outstanding principal amount of the Advances and the aggregate Unused Revolving Credit Commitments of each Lender.

                  (d) The Administrative Agent shall have received, on or before the Amendment Effective Date, evidence satisfactory to it that any default or event of default under the Junior Notes Indenture arising in connection with the failure of the Prior Financial Statements to include the Accounting Adjustments, or in connection with any default or event of default in respect of any other Debt due to such failure, has been waived in accordance with the terms of the Junior Notes Indenture.

This Amendment is subject to the provisions of Sections 9.01 and 9.02 of the Credit Agreement.

         SECTION 3. Effect on the Loan Documents. (a) The Credit Agreement and the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents.

         (b) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver or amendment of any provision of any of the Loan Documents.

         SECTION 4. Costs, Expenses. Each of the Borrowers hereby agrees to pay on demand all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 9.05 of the Credit Agreement.

         SECTION 5. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which will be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery o f a manually executed counterpart of this Amendment.


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                                                                             5

         SECTION 6. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.



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                                                                             6

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                         CINCINNATI BELL INC. (f/k/a
                                            BROADWING INC.)

                                         By
                                            -----------------------------------
                                         Name:
                                         Title:


                                         BCSI INC. (f/k/a BROADWING
                                           COMMUNICATIONS SERVICES,
                                           INC.)

                                         By
                                            -----------------------------------
                                         Name:
                                         Title:


Agreed as of the date first above written:

CITICORP USA, INC.,
  as Administrative Agent and as Lender

By
   -----------------------------------
Name:
Title:

BANK OF AMERICA, N.A.,
  as Syndication Agent and as Lender

By
   -----------------------------------
Name:
Title:

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                                                                             7

                                                             SIGNATURE PAGE TO
                                                          AMENDMENT AND WAIVER
                                                 DATED AS OF MARCH 19, 2004 TO
                                         CINCINNATI BELL INC. CREDIT AGREEMENT


To approve amendment and waiver


--------------------------------------
Institution


By
   -----------------------------------
Name:
Title:

                                     CONSENT

         Each of the undersigned, as (i) Grantor under the Second Amendment and Restatement of the Non-Shared Collateral Security Agreement dated November 9, 1999 and amended and restated July 17, 2002 and further amended and restated March 26, 2003 (as amended and restated, the "Non-Shared Collateral Security Agreement") in favor of the Citicorp USA, Inc., as Administrative Agent (the "Administrative Agent"), for its benefit and the benefit of the Lenders parties to the Credit Agreement referred to in the foregoing Amendment, and/or (ii) Grantor under the Second Amendment and Restatement of the Shared Collateral Security Agreement dated November 9, 1999 and amended and restated July 17, 2002 and further amended and restated March 26, 2003 (as amended and restated, the "Shared Collateral Security Agreement", and together with the Non-Shared Collateral Security Agreement, the "Security Agreements") in favor of Wilmington Trust Company and John M. Beeson, as Collateral Trustees, for their benefit and the benefit of the Secured Holders referred to therein, and (iii) Guarantor under the Amendment and Restatement of the BCSI Subsidiary Guaranty dated as of November 9, 1999 and amended and restated March 26, 2003 (the "BCSI Subsidiary Guaranty"), in favor of the Secured Parties referred to therein, and/or (iv) Guarantor under the BRW Subsidiary Guaranty dated as of November 9, 1999 and amended and restated March 26, 2003 (the "BRW Subsidiary Guaranty", and together with the BCSI Subsidiary Guaranty, the "Guarantees") in favor of the Secured Parties referred to therein, hereby consents to the foregoing Amendment and hereby confirms and agrees that (a) notwithstanding the effectiveness of the foregoing Amendment, each Security Agreement and Guarantee to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, and (b) the Security Agreements to which such Grantor is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations (in each case, as defined therein.)

                                         CINCINNATI BELL INC. (f/k/a
                                            BROADWING INC.)

                                         By
                                            -----------------------------------
                                         Title:

                                         BCSI INC. (f/k/a BROADWING
                                            COMMUNICATIONS SERVICES
                                            INC.)

                                         By
                                            -----------------------------------
                                         Title:


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                                                                           2

                                        BRCOM INC. (f/k/a BROADWING
                                          COMMUNICATIONS INC.)
                                        ZOOMTOWN.COM INC.
                                        BRHI INC. (f/k/a BROADWING
                                          HOLDINGS INC.)
                                        CINCINNATI BELL TECHNOLOGY
                                          SOLUTIONS INC. (f/k/a BROADWING
                                          TECHNOLOGY SOLUTIONS INC.)
                                        CINCINNATI BELL ANY DISTANCE
                                          INC.
                                        CINCINNATI BELL WIRELESS
                                          HOLDINGS LLC
                                        CINCINNATI BELL WIRELESS
                                          COMPANY
                                        CINCINNATI BELL
                                          TELECOMMUNICATIONS SERVICES
                                          INC.
                                        CINCINNATI BELL PUBLIC
                                          COMMUNICATIONS INC.
                                        BRFS LLC (f/k/a BROADWING
                                          FINANCIAL LLC)
                                        CINCINNATI BELL COMPLETE
                                           PROTECTION INC.
                                        BRWL, LLC (f/k/a BROADWING
                                          LOGISTICS, LLC)
                                        BTI INC. (f/k/a BROADWING
                                          TELECOMMUNICATIONS INC.)
                                        IXC BUSINESS SERVICES, LLC
                                        BCSIVA INC. (f/k/a BROADWING
                                          COMMUNICATIONS SERVICES OF
                                          VIRGINIA, INC.)
                                        IXC INTERNET SERVICES, INC.
                                        BRWSVCS LLC (f/k/a BROADWING
                                          SERVICES LLC)


                                        By
                                            -----------------------------------
                                        Title: